BlackRock ETF Trust

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

iShares A.I. Innovation and Tech Active ETF

iShares Defense Industrials Active ETF

iShares Disciplined Volatility Equity Active ETF

iShares Dynamic Equity Active ETF

iShares Enhanced Large Cap Core Active ETF

iShares Enhanced Short-Term Bond Active ETF

iShares FinTech Active ETF

iShares Government Money Market ETF

iShares Health Innovation Active ETF

iShares Infrastructure Active ETF

iShares International Country Rotation Active ETF

iShares International Dividend Active ETF

iShares International Equity Factor Rotation Active ETF

iShares Large Cap Core Active ETF

iShares Large Cap Growth Active ETF

iShares Large Cap Value Active ETF

iShares Managed Futures Active ETF

iShares Nasdaq Premium Income Active ETF

iShares Prime Money Market ETF

iShares Systematic Alternatives Active ETF

iShares Technology Opportunities Active ETF

iShares U.S. Equity Factor Rotation Active ETF

iShares U.S. Industry Rotation Active ETF

iShares U.S. Large Cap Premium Income Active ETF

iShares U.S. Select Equity Active ETF

iShares U.S. Thematic Rotation Active ETF

BlackRock ETF Trust II

iShares Emerging Markets Bond Active ETF

iShares Global Government Bond USD Hedged Active ETF

iShares High Yield Active ETF

iShares Large Cap Moderate Quarterly Laddered ETF

iShares Large Cap Deep Quarterly Laddered ETF

(each, a “Fund”)

Supplement dated November 26, 2025 to the Prospectus and Statement of Additional Information (“SAI”) of each Fund, as amended from time to time

Effective December 1, 2025, each Fund’s Prospectus is amended as follows:

The following information amends and supersedes any corresponding disclosure, if applicable for a Fund, in the section entitled “Shareholder Information — Determination of Net Asset Value” in each Prospectus relating to the valuation of equity securities and fixed-income securities:

Equity securities and other equity instruments (except ETF options, equity index options or those that are customized) for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.

The Fund values fixed-income portfolio securities and certain derivative instruments using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with BFA’s valuation policies and procedures. Pricing services may use valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by the Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.

Effective December 1, 2025, each Fund’s SAI is amended as follows:

The section entitled “Determination of Net Asset Value – Options, Futures, Swaps and Other Derivatives” in each Fund’s SAI, as applicable for a Fund, is deleted in its entirety and replaced with the following:

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options (except ETF options. equity index options or those that are customized) for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for such exchange-traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset. Customized exchange-traded equity options, ETF options, equity index options and OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.

Shareholders should retain this Supplement for future reference.

PRSAI-ETF-1125SUP

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